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                                                                   EXHIBIT 10.11

                           STANDBY PURCHASER AGREEMENT

_____________, 2005

______________________
______________________
______________________


Dear ____________:

         This letter confirms our agreement with respect to the intention of Patriot National Bancorp, Inc., a Connecticut corporation (the "Company"), to raise additional capital through a rights offering, with oversubscription privileges, of up to ___________ shares (the "Underlying Shares") of the Company's common stock, par value $2.00 per share (the "Common Stock"), to its shareholders of record as of date to be determined ("Rights Offering") with the participation of standby purchasers for any unsubscribed shares in the Rights Offering (the Rights Offering and the offering to standby purchasers are hereinafter referred to as the "Offering"). Capitalized terms used herein and not defined herein shall have the meanings set forth in the Prospectus (as hereinafter defined.)

         A REGISTRATION STATEMENT ON FORM SB-2 (THE "REGISTRATION STATEMENT") RELATING TO THE COMPANY'S COMMON STOCK WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") ON APRIL __, 2005. NO OFFER TO BUY SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE REGISTRATION STATEMENT HAS BECOME EFFECTIVE, AND ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME PRIOR TO NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE EFFECTIVE DATE.

1.       PURCHASE AND SALE OF UNSUBSCRIBED SHARES.

         (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to issue and sell to you as a standby purchaser (the "Standby Purchaser") and the Standby Purchaser agrees to purchase from the Company at the subscription price set forth in the Prospectus (the "Subscription Price") up to __________ shares of Common Stock (the "Standby Shares") which remain available for issuance in accordance with the Rights Offering after the issuance of all shares of Common Stock validly subscribed for through the exercise of rights (the "Rights"), including the exercise of all oversubscription privileges, in the Rights Offering (such remaining shares being hereinafter referred to as the "Unsubscribed Shares").

         (b) The Standby Purchaser and the Company acknowledge and agree that the Company has entered into, or contemplates entering into, one or more other Standby Purchase

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Agreements with certain other parties (collectively, the "Standby Purchasers")
on terms substantially similar to this Agreement, except that they may provide for the purchase of a different maximum number of Standby Shares in Section 1(a) and a different number of Minimum Shares (as defined in Section 1(c)). The Unsubscribed Shares available for issuance to Standby Purchasers and any additional shares which the Company shall have elected to issue shall be allocated (to the extent any allocation thereof is necessary) as nearly as possible on a pro rata basis among the Standby Purchasers based upon the number of Standby Shares subscribed for by each such Standby Purchaser, after giving effect to the limitation set forth in Section 2(a).

         (c) In the event there is not a sufficient number of Unsubscribed Shares remaining upon completion of the Rights Offering (including the exercise of all oversubscription privileges) to allow you to purchase at least __________ shares pursuant to Section l(a) (the "Minimum Shares"), subject to the maximum number of shares of Common Stock being offered for sale in the Offering as set forth in the Registration Statement, the Company agrees to issue and sell to the Standby Purchaser, and the Standby Purchaser agrees to purchase from the Company, at the Subscription Price and otherwise in accordance with this Agreement, sufficient additional shares so that the Standby Purchaser shall have purchased the Minimum Shares, provided that the Company may need to reduce the Minimum Shares committed to by the Standby Purchaser (on a pro rata basis with all other Standby Purchasers) in order to ensure that the number of shares issued by the Company in the Offering does not exceed the maximum number of shares of Common Stock being offered for sale in the Offering. The shares to be issued and sold to the Standby Purchaser (other than the Unsubscribed Shares) in order that the Standby Purchaser may purchase the Minimum Shares are hereinafter referred to as the "Additional Shares."

2.       LIMITATIONS ON ISSUANCE OF STANDBY SHARES.

         (a) MAXIMUM HOLDING. The Standby Purchaser acknowledges and agrees that, notwithstanding anything to the contrary herein contained or implied, the Company will not issue to the Standby Purchaser shares of Common Stock in an amount which, when aggregated with other shares of Common Stock owned or controlled by the Standby Purchaser, would exceed 9.9% of the total issued and outstanding shares of Common Stock upon completion of the Offering, including shares issued pursuant to any Standby Purchase Agreements.

         (b) FAILURE TO OBTAIN REGULATORY APPROVAL. The Standby Purchaser hereby acknowledges and agrees that the Company may decline to issue shares of Common Stock to the Standby Purchaser hereunder if, in the opinion of the Company, the Standby Purchaser is required to obtain prior clearance or approval of such purchase from any state or federal bank regulatory authority and if such approval or clearance has not been obtained or if satisfactory evidence thereof has not been presented to the Company prior to the expiration of the Offering.

3.       THE CLOSING.

         As soon as practicable following its determination of the number of Unsubscribed Shares, the Company shall notify the Standby Purchaser of the number of Standby Shares, if any, to be purchased by the Standby Purchaser pursuant to Section l(a) and the number of Additional Shares, if any, to be purchased by the Standby Purchaser pursuant to Section 1(c). The delivery of and payment for the Standby Shares and the Additional Shares shall take place at the offices

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of Patton Boggs LLP, Washington, D.C., at 10:00 a.m., Eastern time, immediately after the closing of the sale of shares of Common Stock pursuant to the Rights Offering, such time and date to be not more than five (5) business days after the foregoing notification and to be specified therein (such time and date being referred to as the "Closing Time," the date of the Closing Time being referred to as the "Closing Date" and the consummation of the transaction being referred to as the "Closing").

4.       DELIVERY OF STANDBY SHARES AND ADDITIONAL SHARES.

         At the Closing, the Standby Shares and Additional Shares to be purchased by the Standby Purchaser hereunder, registered in the name of the Standby Purchaser or its nominee(s), as the Standby Purchaser may specify in writing at least three (3) days prior to the Closing Date, shall be delivered by or on behalf of the Company to the Standby Purchaser, for the Standby Purchaser's account, against delivery by the Standby Purchaser of the Subscription Price therefor in immediately available funds in the form of one or more federal funds checks or a wire transfer to an account designated by the Company.

5.       REPRESENTATIONS AND WARRANTIES.

         The Company and the Standby Purchaser hereby confirm their agreement as follows:

         (a) The Company represents and warrants to, and covenants with, the Standby Purchaser as follows:

                  (i) The Company has filed a Registration Statement on Form SB-2 with the SEC and all amendments thereto. Such Registration Statement as amended at the time it becomes effective (the "Effective Date"), including all exhibits, is herein called the "Registration Statement." The prospectus filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the regulations promulgated thereunder ("Regulations"), and which constitutes a part of the Registration Statement, is herein called the "Prospectus."

                  (ii) The Underlying Shares, the Standby Shares and the Additional Shares have been duly authorized by the Company, and when issued and delivered by the Company against payment therefor, will be duly and validly issued, fully paid and non-assessable. The Rights have been duly authorized by the Company, and when issued and delivered by the Company, will constitute valid and legally binding obligations of the Company, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (iii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Connecticut, with corporate power and authority to perform its obligations under this Agreement.

                  (iv) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company and this Agreement, when duly executed and delivered by the Standby Purchaser, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as may be

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limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' fights and to general equity principles.

                  (v) On the Closing Date and at the time when the Registration Statement was first filed with the SEC pursuant to the Securities Act and the Regulations, the Registration Statement and the Prospectus complied and will comply in all material respects with the requirements of the Securities Act and the Regulations and on the Closing Date, neither the Registration Statement nor the Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished by the Standby Purchaser to the Company expressly for use therein.

                  (vi) Neither the Company nor any of its direct or indirect subsidiaries ("Subsidiaries") is in violation of its certificate of incorporation, articles of association, certificate of trust or bylaws or in default under any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, the effect of which violation or default would be material to the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or its Subsidiaries pursuant to the terms of any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of the certificate of incorporation, articles of association, certificate of trust or bylaws of the Company or any of its Subsidiaries or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or any of their property; and, except as required by the Regulations, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable state securities law, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement.

                  (vii) The Company has applied to have the shares of Common Stock approved for quotation on the Nasdaq SmallCap Market and will use its best efforts to obtain such approval.

         (b) The Standby Purchaser represents and warrants to, and covenants with, the Company as follows:

                  (i)      (A)      If the Standby Purchaser is an individual,
he or she has full power and authority to perform his or her obligations under this Agreement.

                           (B)      If the Standby Purchaser is a corporation,
the Standby Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of its

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jurisdiction of incorporation, with corporate power and authority to perform its obligations under this Agreement.

                           (C)      If the  Standby  Purchaser  is a trust,  the
Trustee has been duly appointed as trustee of the Standby Purchaser with full power and authority to act on behalf of the Standby Purchaser and to perform the obligations of the Standby Purchaser under this Agreement.

                           (D)      If the Standby  Purchaser  is a  partnership
or limited liability company, the Standby Purchaser is a partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, with full power and authority to perform its obligations under this Agreement.

                  (ii) The Standby Purchaser has received from the Company and has reviewed carefully a copy of the Prospectus as well as the public documents filed in connection therewith through the date hereof, and except as set forth in this Agreement and in the Prospectus, the Standby Purchaser is not relying on any information other than information contained in this Agreement or the Prospectus.

                  (iii) The Standby Purchaser is acquiring the shares of Common Stock pursuant to this Agreement for its own account for investment only and not with a view to any resale, distribution or other disposition thereof.

                  (iv) The execution, delivery and performance of this Agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action of the Standby Purchaser; and this Agreement, when duly executed and delivered by the Standby Purchaser, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' fights and to general equity principles.

                  (v) The Standby Purchaser is not insolvent and has sufficient cash funds on hand to purchase the Standby Shares and Additional Shares on the terms and conditions contained in this Agreement and will have such funds on the Closing Date. The Standby Purchaser has simultaneously with the execution and delivery of this Agreement or prior thereto provided the Company with evidence or substantiated that such Standby Purchaser has the financial means to satisfy its financial obligations under this Agreement and the foregoing evidence and substantiation is a true and accurate representation of such means.

                  (vi) No state, federal or foreign regulatory approvals, permits, licenses or consents or other contractual or legal obligations are required with respect to the Standby Purchaser in order for the Standby Purchaser to enter into this Agreement or purchase the Standby Shares and the Additional Shares.

                  (vii) The execution and delivery of this Agreement, the consummation by the Standby Purchaser of the transactions herein contemplated and the compliance by the Standby Purchaser with the terms hereof do not and will not conflict with, or result in a breach or

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violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Standby Purchaser is a party or by which any of the Standby Purchaser's properties or assets are bound, or any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Standby Purchaser or any of the Standby Purchaser's properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any such government, governmental instrumentality or court, domestic or foreign, is required for the valid authorization, execution, delivery and performance by the Standby Purchaser of this Agreement or the consummation by the Standby Purchaser of the transactions contemplated by this Agreement that will not have been obtained prior to the Closing.

                  (viii) The Standby Purchaser has not entered into any contracts, arrangements, understandings or relationships (legal or otherwise) with any other person or persons with respect to the transactions contemplated by this Agreement or any securities of the Company, including but not limited to transfer or voting of any of the securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies; and the Standby Purchaser does not own any securities of the Company which are pledged or otherwise subject to a contingency, the occurrence of which would give another person voting power or investment power of such securities.

6.       CONDITIONS.

         The respective obligations of the Company and the Standby Purchaser to purchase shares of Common Stock as set forth in this Agreement are subject to the following conditions:

         (a) No order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued and no proceedings for such purpose shall be pending before or threatened by the SEC and any requests for additional information by the SEC (to be included in the Registration Statement, in the Prospectus or otherwise) shall have been complied with in all material respects.

         (b) The representations and warranties of the Company and the Standby Purchaser contained herein shall be true and correct in all material respects as of the Closing Date and the Company and the Standby Purchaser shall have performed all covenants and agreements herein required to be performed on its part at or prior to the Closing Date.

         (c) The Company shall have conducted the Rights Offering substantially in the manner described in the Prospectus.

7.       TERMINATION.

         (a) The Standby Purchaser may terminate this Agreement (i) upon the occurrence of a suspension of trading in the Common Stock, the establishment of limited or minimum prices for the Common Stock or a general suspension of trading in or the establishment of limited or minimum prices on the New York Stock Exchange or the Nasdaq National Market, any banking moratorium, any suspension of payments with respect to banks in the United States or a

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declaration of war or national emergency in the United States, (ii) under any circumstances which would result in the Standby Purchaser, individually or together with any other person or entity, being required to register as a depository institution holding company under federal or state laws or regulations, or to submit an application, or notice, to acquire or retain control of a depository institution or depository institution holding company, to a federal bank regulatory authority, or (iii) prior to the expiration of the Offering, if the Company experiences a material adverse change in its financial condition from its financial condition at December 31, 2004.

         (b) In the event (x) the Company, in its reasonable judgment, determines that it is not in the best interests of the Company and its shareholders to go forward with the Rights Offering or (y) consummation of the Rights Offering is prohibited by law, rule or regulation and the Company terminates the Rights Offering, in each case, the Company may terminate this Agreement without liability.

         (c) Either of the parties hereto may terminate this Agreement (i) if the transactions contemplated hereby are not consummated by __________, 2005, through no fault of the Standby Purchaser or (ii) in the event that the Company is unable to obtain any required federal or state approvals for the transactions contemplated hereby on conditions reasonably satisfactory to it despite its reasonable efforts to obtain such approvals. In addition, this Agreement shall terminate upon mutual consent of the parties hereto.

         (d) The Company and the Standby Purchaser hereby agree that any termination of this Agreement pursuant to Section 7(a) (b) or (c) (other than termination by one party in the event of a breach of this Agreement by the other party or misrepresentation of any of the statements made hereby by the other party), shall be without liability of the Company or the Standby Purchaser.

8.       CONTINUING PROVISIONS.

         The representations and warranties of the Company and the Standby Purchaser set forth in this Agreement shall be true and correct in all material respects only as of the date of this Agreement and as of the Closing Date. All of the covenants, agreements and obligations of each of the Company and the Standby Purchaser required to be performed by the Closing Date shall have been duly performed and complied with by the Closing Date unless such performance shall have been waived in writing by the Company or the Standby Purchaser, as the case may be. The respective representations, warranties, covenants, agreements and obligations of the parties to this Agreement shall survive the Closing Date.

9.       RECAPITALIZATION, ETC.

         Other than as disclosed in the Prospectus, prior to Closing, the Company shall not split, combine, reclassify or repurchase any of its capital stock or declare or pay any extraordinary dividends on any of its capital stock.

10.      MISCELLANEOUS.

         This Agreement is made solely for the benefit of the Standby Purchaser and the Company, and their respective personal representatives and successors, and no other person,

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partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

11.      ASSIGNMENT.

         Neither the Company nor the Standby Purchaser may assign any of its rights under this Agreement without the prior written consent of the other party hereto.

12.      ENTIRE AGREEMENT.

         This Agreement constitutes the entire agreement and understanding between the Standby Purchaser and the Company, and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way affected or impaired thereby or under the laws of any other jurisdiction.

13.      COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all such counterparts together constitute but one and the same instrument.

14.      AMENDMENTS.

         This Agreement may not be amended, modified or changed, in whole or in part, except by an instrument in writing signed by the Company and the Standby Purchaser.

15.      NOTICES.

         Except as otherwise provided in this Agreement, and unless otherwise notified by the respective addressee, all notices and communications hereunder shall be in writing and mailed or delivered or by facsimile or telephone if subsequently confirmed in writing, to:

              If to the Company:

              Patriot National Bancorp, Inc
              900 Bedford Street
              Stamford, Connecticut 06901
              Attention: Angelo De Caro
              Chairman and Chief Executive Officer
              Telephone: 203-324-7500
              Facsimile: 203-324-8085

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              With a copy to:

              Tyler Cooper & Alconn, LLP
              185 Asylum Avenue
              City Place 35th Floor
              Hartford, CT 06103
              Attention: William W. Bouton III, Esq.
                         Kerry John Tomasevich, Esq.
              Telephone: 860-725-6200
              Facsimile: 860-278-3802

              If to the Standby Purchaser:


              ______________________
              ______________________
              ______________________
              Attention:
              Telephone:
              Facsimile:

16.      APPLICABLE LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to the conflict of laws rules thereof.

17.      BUSINESS DAY.

         The term "business day" shall mean a day on which banking institutions are open generally in New York.

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         IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the Standby Purchaser and the Company has signed or caused to be signed its name as of the day and year first above written.


                                     PATRIOT NATIONAL BANCORP, INC.

                                     By:
                                         -------------------------------
                                     Name:  Angelo De Caro
                                     Title: Chairman and Chief Executive Officer

                                     Agreed and Accepted as of the day of
                                     the ___ day of __________, 2005:


                                     ---------------------------
                                     By:
                                         --------------------------
                                    Name:
                                    Title:

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